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                                                                    Exhibit 99.1


                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Donald C. Scott, Chairman of the Board, President and Chief Executive Officer of GS Financial Corp., hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

         (1) The amended annual report on Form 10-K/A of the Company for the fiscal year ended December 31, 2001 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


September 20, 2002                    By:  /s/ DONALD C. SCOTT
                                           ---------------------------
                                           Donald C. Scott
                                           CHAIRMAN OF THE BOARD, PRESIDENT AND
                                             CHIEF EXECUTIVE OFFICER